EIGHTH AMENDMENT TO LEASE

ZENDESK, INC.

Eighth Amendment to Lease (this "Eighth Amendment") dated as of December 17, 2019, between ASB 989 Market, LLC, a Delaware limited liability company ("Landlord") and Zendesk Inc., a Delaware corporation ("Tenant").

Background

Reference is made to an Office Lease dated April 29, 2011, and that certain Addendum to Office Lease attached thereto (collectively, the "**Office Lease**"), which lease has been amended by that certain First Amendment to Lease dated June 28, 2011 (the "**First Amendment**"), that certain Second Amendment to Lease entered into as of August 11, 2011 (the "**Second Amendment**"), that certain Third Amendment to Lease entered into as of September 11, 2013 (the "**Third Amendment**"), that certain Fourth Amendment to Lease dated as of January 19, 2017 (the "**Fourth Amendment**"), that certain Fifth Amendment to Lease dated August 2, 2017 (the "**Fifth Amendment**"), and that certain Sixth Amendment to Lease dated January 24, 2019 (the "**Sixth Amendment**"), and that certain Seventh Amendment to Lease dated December 17, 2019, (the "**Seventh Amendment**") (the Office Lease, as so amended, being referred to herein as the "**Original Lease**") between Landlord, as successor-in-interest to HMC Mid-Market Ventures LLC, and Tenant for certain premises containing a total of 86,701 rentable square feet of the building located at 989 Market Street, San Francisco, California. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Original Lease.

Landlord desires to lease to Tenant and Tenant desires to lease from Landlord, as appurtenant to the Premises that certain 1,269 square feet of storage locker in the Building rooms commonly known as 1st Floor Mailroom, Storage Space B2, Storage Space B6 and Bike Storage Space B7 (collectively, the "Storage Lockers.")

Agreement

For value received, Landlord and Tenant hereby agree as follows:

1. Storage. Effective as of January 1,2020 (the "Storage Locker Commencement Date"), Landlord leases to Tenant and Tenant leases from Landlord, as appurtenant to the Premises during the Term, 320 square feet of storage locker space on the first floor of the Building commonly known as "1st Floor Mailroom", 327 square feet of storage locker space in the basement of the Building commonly known as "Storage Space B2", 461 square feet of storage locker space in the basement of the Building commonly known as "Storage Space B6", 161 square feet of storage locker space in the basement of the Building commonly known as "Bike Storage Space B7", as shown on the attached exhibit, in its "as is" condition, subject to the following terns. The Storage Locker shall be delivered to Tenant broom clean and dry, free of tenants and their personal property, and in the condition existing in such space on the date of this Eighth Amendment, reasonable wear and tear excepted. The Storage Lockers shall be used for combined office and storage space for employees and clients of Tenant.

Unless the Lease of the Original Premises is extended or earlier terminated as provided in the Lease, the term for the Storage Locker shall commence on December 1, 2019 and will run concurrently with the Lease Term for the Original Premises (the "Term"). Tenant shall pay rent for the Storage Locker ("Storage Locker Rent') at the monthly rate outlined below for each month during the Term from and after the Storage Locker Commencement Date:

- Eight Hundred Dollars ($800.00) for the "1st Floor Mailroom",
- Eight Hundred and Seventeen Dollars and Fifty Cents ($817.50) for "Storage Space B2"
- One Thousand One Hundred and Fifty-Two Dollars and Fifty Cents ($1,152.50) for "Storage Space B6"
- Four Hundred and Two Dollars and Fifty Cents ($402.50) for "Bike Storage Space B7"

Payments of Storage Locker Rent shall be paid to Landlord and made at the places and times and subject to the conditions specified for payments of Base Rent in Section 4 of the Lease.

Landlord shall give Tenant access to the Storage Lockers upon mutual execution. Rent will be due as of December 1, 2019. Landlord shall not be required to provide any improvement allowance for the Storage Locker or any services to the Storage Locker, other than electricity for standard lighting now in the Storage Locker. No additional rent shall be due from Tenant with respect to Operating Expenses or Property Taxes under Section 5 of the Lease with respect to the Storage Lockers. In the event Tenant uses electricity in excess of standard lighting now in the Storage Lockers, Tenant shall pay for the costs of such excess electricity, in accordance with Section 9.1(c) of the Lease.

Tenant's use of the Storage Locker shall be subject to all of the provisions of the Lease, including without limitation Sections 6 and 16 of the Lease and any rules and regulations from time to time promulgated by Landlord. Except as set forth above, all other expenses associated with the use of the Storage Locker shall be payable by Tenant..

2. Alterations. Landlord and Tenant agree that Tenant or Tenant's contractors may perform the alteration of Storage Space B2 and Storage Space B6 to combine the separate units into a single room with one point of entry (the "Alterations") pursuant to the plans attached as Exhibit B hereto and any additional detailed plans and specifications that have been approved in advance in writing by Landlord, subject to Tenant's compliance with Sections 10.4(b) and (c) of the Lease. Landlord and Tenant further agree that Landlord shall not require Tenant to remove such Alterations or restore the original structures of the two units upon the expiration or earlier termination of the Lease, notwithstanding the provisions of Section 10.4(a) of the Lease.

3. Brokerage. Tenant represents and warrants that it has had no dealings with any broker or agent in connection with this Eighth Amendment. Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all costs, expense or liability for any compensation, commissions, and charges claimed by any broker or agent with respect to this Seventh Amendment or the negotiation thereof arising from a breach of the foregoing warranty.

4. Ratification, Except as set forth herein, the terms of the Lease are hereby ratified and confirmed, including without limitation the provisions of Section 13 of the Lease concerning Landlord's liability, which are expressly incorporated herein.

[The remainder of this page is intentionally left blank; signature page follows.]

IN WITNESS WHEREOF. Landlord and Tenant have executed this Eighth Amendment as of the date first written above.

LANDLORD:

ASB 989 Market, LLC,
a Delaware limited liability company

By: [signature]

Name: David T. Dudley

Title: Senior V.P.

TENANT:

Zendesk, Inc.,
a Delaware corporation

By: [signature]

Name: John Geschke

Title: CLO & Chief of Staff

EXHIBIT A


SHAFT NO.1
WEST STAIR ROOF ACCESS
ROOL UP DOOR
DN
LOADING DOCK
VEST.
DN UP
SECURITY ROOM
MAIL BOXES
WOMEN
MEN
ELEV. LOBBY
FIRE CONTROL CENTER
MAIN LOBBY
DN
BUILDING STORAGE
WEST EXIT CORRIDOR
DF
DN
1st Floor Mailroom
STEVENSON STREET
OUTLINE OF MEZZANINE
BUCK ART MATERIAL 12,980 RSF
MARKET STREET
ROOL UP DOOR
DN
UP
DN
JAN./ELEC.
SHAFT NO.2
PASSAGE
BLDG. STORAGE
AP
EAST EXIT CORRIDOR
TEL
DN
UP
EAST STAIR NO ROOF ACCESS
N
0
8
4
12
24

989 MARKET STREET, SAN FRANCISCO, CA 94103
FIRST LEVEL FLOOR PLAN

AUGUST 16, 2017

OSTGREN Associates Inc.
133 Kearny Street, Suite 200
San Francisco, CA 94108
ph. 415.243.4300, fax 415.243.0639
E-mail: ostgren@aol.com

EXHIBIT A



Demo center wall
Relocate door & only require
1 entry door w/ card reader.
SHAFT NO.1
WEST STAIR TO ROOF ACCESS
TENANT STORAGE 240 USF 8
TENANT STORAGE 240 USF 7
VEST.
JAN. ROOM/ ENG. OFFICE
SUMP
WOMEN
MEN
DF
ELEV. LOBBY
BUILDING ENGINEER
B7
4 ZOOSK BIKE STORAGE 161 USF
VOID SPACE
MAIN ELEC. ROOM 466 S.F.
STEVENSON STREET
BUILDING STORAGE
FIRE PUMP ROOM 208 S.F.
GAS ROOM 65 S.F.
1 ZOOSK STORAGE 461 USF
TENANT STORAGE 327 USF 6
CIRCULATION AREA
OFFICE AREA LL-2 1,185 RSF
TENANT STORAGE 430 USF 5
OFFICE AREA LL-1 6,704 RSF
MARKET STREET
ELEV. MACH.
3 RETAIL STORAGE 1,981 USF
UP
VOID SPACE
BIKE STORAGE
TEL.
2 TENANT STORAGE 540 USF
EAST STAIR NO ROOF ACCESS
SHAFT NO.2
N
0 8 4 12 24

989 MARKET STREET, SAN FRANCISCO, CA 94103
LOWER LEVEL FLOOR PLAN

AUGUST 16, 2017

OSTGREN Associates Inc.
133 Kearny Street, Suite 200
San Francisco, CA 94108
ph. 415.243.4300, fax 415.243.0639
E-mail: ostgren@aol.com

Gensler

EXHIBIT B


SHAFT NO.1
WEST STAIR TO ROOF ACCESS
TENANT STORAGE 240 USF 8
TENANT STORAGE 240 USF 7
VEST.
JAN. ROOM/ ENG. OFFICE
SUMP
WOMEN
MEN
DF
ELEV. LOBBY
BUILDING ENGINEER
ZOOSK BIKE STORAGE 161 USF 4
VOID SPACE
MAIN ELEC. ROOM 466 S.F.
STEVENSON STREET
FIRE PUMP ROOM 208 S.F.
GAS ROOM 65 S.F.
BUILDING STORAGE
1 ZOOSK STORAGE 461 USF
TENANT STORAGE 327 USF 6
CIRCULATION AREA
OFFICE AREA LL-2 1,179 RSF
TENANT STORAGE 430 USF 5
OFFICE AREA LL-1 6,871 RSF
MARKET STREET
ELEV. MACH.
3 RETAIL STORAGE 1,981 USF
UP
VOID SPACE
BIKE STORAGE
TEL
2 TENANT STORAGE 540 USF
UP
EAST STAIR NO ROOF ACCESS
SHAFT NO.2
N

Gensler



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